UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 20, 2020

BRINKER INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

DE		1-10275		75-1914582
(State or Other Jurisdiction of Incorporation)		(Commission File Number)		(I.R.S. Employer Identification No.)

3000 Olympus Blvd
Dallas	TX			75019
(Address of principal executive offices)				(Zip Code)
		(972)	980-9917
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.10 par value	EAT	NYSE
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management
Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers
On August 20, 2020, the Board of Directors approved the F2021 Performance Share Plan (the “F21 Performance Share Plan”) for certain officers and key employees pursuant to the Company’s Stock Option and Incentive Plan.
Under the F21 Performance Share Plan, participants shall receive a grant of a target number of performance shares, which shall be earned based on whether the Company’s (or one of the Company’s brand’s) adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) meets or exceeds target levels designated by the Board of Directors.  Each participant’s award will designate whether the participant’s performance shares may be earned based on the Company’s Adjusted EBITDA target or the Adjusted EBITDA target of one of the Company’s brands.  The number of performance shares that may be earned, if any, will be determined based on whether the applicable target Adjusted EBITDA is achieved in fiscal 2022, 2023 or 2024. In order to receive the grant of performance shares, the participant must be employed by the Company at the end of three consecutive fiscal years, subject to certain exceptions enumerated in the F21 Performance Share Plan.

The foregoing is only a summary and it is qualified in its entirety by the specific terms of the F21 Performance Share Plan attached as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

10.1	Brinker International, Inc. F2021 Performance Share Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRINKER INTERNATIONAL, INC., a Delaware corporation

Dated: August 25, 2020	By:	/s/ WYMAN T. ROBERTS
Wyman T. Roberts,
President and Chief Executive Officer
and President of Chili’s Grill & Bar
(Principal Executive Officer)